MERRILL LYNCH STRATEGY SERIES, INC.

                         Supplement dated May 24, 2006
                    to the Prospectus dated April 27, 2006


The Board of Directors of Merrill Lynch Strategy Series, Inc. ("ML Strategy Series") has approved reorganization transactions involving each of its three series as follows:

(1) An Agreement and Plan of Reorganization providing for the acquisition by Merrill Lynch Global Allocation Fund, Inc. ("ML Global Allocation") of substantially all of the assets and the assumption of substantially all of the liabilities of Merrill Lynch Strategy Long-Term Growth Fund ("ML Long-Term Growth") and Merrill Lynch Strategy Growth and Income Fund ("ML Growth and Income") in exchange for newly-issued shares of common stock of ML Global Allocation.

The investment objectives of ML Global Allocation, ML Long-Term Growth and ML Growth and Income are similar but not identical. ML Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which is varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. ML Long-Term Growth seeks to provide long term capital growth. ML Growth and Income seeks to provide high total return with reduced risk over the long term.

ML Long-Term Growth and ML Growth and Income are both "funds of funds" that invest in a mix of underlying mutual funds managed or distributed by Fund Asset Management, L.P. ("FAM") or one of its affiliates. ML Global Allocation is not a "fund of funds" and invests directly in securities.

(2) An Agreement and Plan of Reorganization providing for the acquisition by Merrill Lynch Large Cap Core Fund ("ML Large Cap Core"), a series of Merrill Lynch Large Cap Series Funds, Inc., of substantially all of the assets and the assumption of substantially all of the liabilities of Merrill Lynch Strategy All-Equity Fund ("ML All-Equity") in exchange for newly-issued shares of common stock of ML Large Cap Core.

The investment objective of each of ML All-Equity and ML Large Cap Core is to provide long term capital growth.

ML All-Equity is a "fund of funds" that invests in a mix of underlying mutual funds managed or distributed by FAM or one of its affiliates. ML Large Cap Core is a "feeder fund" that invests all its assets in a corresponding "master" portfolio of the Master Large Cap Series Trust.

The Agreements and Plans provide that, if the reorganizations take place, shareholders of each of ML Long-Term Growth and ML Growth and Income will receive shares of ML Global Allocation, and shareholders of ML All-Equity will receive shares of ML Large Cap Core, in each case of the same or a similar class with an aggregate net asset value at the closing of the


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reorganization equal to the net asset value of the shares of ML Long-Term
Growth, ML Growth and Income or ML All-Equity, as applicable, held immediately prior to the reorganization. After completion of the applicable reorganization, ML Long-Term Growth, ML Growth and Income and ML All-Equity will each be terminated as series of ML Strategy Series under Maryland law.

Special meetings of shareholders of ML Long-Term Growth, ML Growth and Income and ML All-Equity to consider approval or disapproval of the applicable Agreement and Plan are expected to be held in August, 2006. The consummation of the reorganization of any one of the series is not conditioned on the consummation of the reorganization of any other series. If all of the requisite approvals are obtained, it is anticipated that the reorganizations will take place during the fourth calendar quarter of 2006.

CODE #19090-0406FSUP



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